Exhibit 10.5

Executed Version

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

This FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Agreement”) dated as of October 24, 2025, by and among BRUKER CORPORATION, a Delaware corporation (the “Company”), the Subsidiaries of the Company party to the Credit Agreement as borrowers (together with the Company, the “Borrowers” and each a “Borrower”), the Subsidiaries of the Company that are guarantors of the credit facilities evidenced by the Credit Agreement referred to below (each a “Subsidiary Guarantor” and, together with the Borrowers, the “Loan Parties”), the Lenders (as defined in the Credit Agreement referred to below) party hereto, and BANK OF AMERICA, N.A., as Administrative Agent (as defined in the Credit Agreement referred to below) for the Lenders.

PRELIMINARY STATEMENTS

(1) Reference is made to that certain Amended and Restated Credit Agreement dated as of January 18, 2024 (as amended, restated, amended and restated, extended, supplemented or otherwise modified from time to time, the “Credit Agreement”; terms defined therein unless otherwise defined herein being used herein as therein defined) among the Borrowers, the Lenders party thereto from time to time and BANK OF AMERICA, N.A., as Administrative Agent.

(2) The Borrower has requested that the Administrative Agent and the Lenders make certain modifications to the Credit Agreement as set forth below.

(3) The undersigned Lenders (such Lenders constituting the Required Lenders under the Credit Agreement) and the Administrative Agent are prepared to make such modifications to the Credit Agreement requested by the Borrower, subject to the conditions, and in reliance on the representations set forth herein.

NOW THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the parties hereto hereby agree as follows:

SECTION 1. Amendment to the Credit Agreement. Subject to the satisfaction of the conditions precedent specified in Section 4 below:

(a)
Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions in the appropriate alphabetical order:

“First Amendment” means that certain First Amendment to Amended and Restated Credit Agreement, dated as of the First Amendment Effective Date, by and among the Loan Parties party thereto, the Lenders party thereto, and the Administrative Agent.

“First Amendment Effective Date” means October 24, 2025.

(b)
Section 5.01(c) of Credit Agreement is hereby amended and restated in its entirety as follows:

(c) concurrently with any delivery of financial statements under clause (a) or (b) above, a certificate of a Financial Officer of the Company, substantially in the form of Exhibit H, (i) certifying as to whether a Default has occurred and, if a Default has occurred, specifying the details thereof and any action taken or proposed to be taken with respect thereto, (ii) setting forth reasonably detailed calculations demonstrating compliance with (A) Section 6.10 hereof and (B) the financial covenants under the 2019 Senior Note Purchase Agreement, the 2021 Senior Note Purchase Agreement, that certain Note Purchase Agreement dated as of February 1, 2024 between the Company and the purchasers named therein (as may be amended, restated, supplemented or otherwise modified from time to time), that certain Note Purchase Agreement dated as of February 8, 2024 between the Company and the purchasers named therein (as may be amended, restated, supplemented or otherwise modified from time to time), and any other note purchase agreement (or similar arrangement) evidencing the issuance of debt securities which constitute Material Indebtedness, (iii) (A) certifying that there has been no change to the list of Material Domestic Subsidiaries and Material Foreign Subsidiaries since the Effective Date or since the date of the most recently delivered certificate pursuant to this Section 5.01(c), as applicable, or (B) setting forth all Material Domestic Subsidiaries and all Material Foreign Subsidiaries and the Consolidated EBITDA and Consolidated Total Assets attributable to such Material Domestic Subsidiaries and Material Foreign Subsidiaries and (iv) stating whether, to the knowledge of such Financial Officer, any change in GAAP or in the application thereof has occurred since the date of the audited financial statements referred to in Section 3.04 and, if any such change has occurred, specifying the effect of such change on the financial statements accompanying such certificate;

(c)
Section 6.10(a) of the Credit Agreement is hereby amended by adding the following sentence at the end of such Section 6.10(a):

Notwithstanding anything else herein to the contrary, solely for purposes of determining compliance or compliance on a Pro Forma Basis, as applicable, with this Section 6.10(a) (but not, for the avoidance of doubt, determining the Leverage Ratio for purposes of the Applicable Rate or for any other purpose under this Agreement), the Dollar-equivalent principal amount of any Indebtedness denominated in either Swiss Francs or Euros that is outstanding as of the First Amendment Effective Date (as the outstanding amount of such Indebtedness may be reduced from time to time thereafter) shall be calculated based on the relevant currency exchange rate in effect on the date such Indebtedness was incurred.

(d)
Section 9.10(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:

GOVERNING LAW. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR

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OTHERWISE AND WHETHER AT LAW OR EQUITY) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT (EXCEPT, AS TO ANY OTHER LOAN DOCUMENT, AS EXPRESSLY SET FORTH THEREIN) AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(e)
Exhibit H (Form of Compliance Certificate) is hereby deleted in its entirety and replaced with the corresponding exhibit attached hereto as Annex A.

SECTION 2. Representations and Warranties. Each Loan Party hereby represents and warrants that (a) the execution, delivery and performance by the Loan Parties of this Agreement and the consummation of the transactions contemplated hereby (i) are within such Person’s organizational powers and have been duly authorized by all necessary organizational action, (ii) will not violate any organizational document of such Person or any of its Subsidiaries, any law, treaty, rule or regulation, or determination of a Governmental Authority, in each case applicable to or binding upon such Person or any of its Subsidiaries or any of such Person’s property or to which such Person or any of its Subsidiaries or any of such Person’s property is subject, or any judgment, order or ruling of any Governmental Authority, and (iii) will not violate or result in a default under any material contract of any Loan Party or any of its Subsidiaries or any of its assets or give rise to a right thereunder to require any payment to be made by any Loan Party or any of its Subsidiaries, and (b) this Agreement has been duly executed and delivered by each Loan Party and constitutes the valid and binding obligation of each Loan Party, enforceable against it in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity.

SECTION 3. Reference to and Effect on the Loan Documents. The parties hereto hereby agree that this Agreement shall constitute a “Loan Document” for all purposes of the Credit Agreement.

SECTION 4. Conditions Precedent to this Agreement. This Agreement shall become effective upon the receipt by the Administrative Agent of:

(a)
counterparts to this Agreement, duly executed by the Administrative Agent, Lenders constituting Required Lenders, and the Loan Parties;
(b)
a fully executed amendment, in form and substance reasonably satisfactory to the Administrative Agent, to that certain Term Loan Agreement dated as of March 29, 2024 (as amended, restated, amended and restated, extended, supplemented or otherwise modified from time to time (evidencing certain three-year term loans and five-year term loans on the terms set forth therein)), among the Company, the lenders from time to time party thereto and Bank of America, N.A., as administrative agent;
(c)
a fully executed amendment, in form and substance reasonably satisfactory to the Administrative Agent, to that certain Term Loan Agreement dated as of March 29,

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2024 (as amended, restated, amended and restated, extended, supplemented or otherwise modified from time to time (evidencing certain seven-year term loans on the terms set forth therein)), among the Company, the lenders from time to time party thereto and Bank of America, N.A., as administrative agent; and
(d)
the receipt by the Administrative Agent of payment of (x) all fees and expenses incurred by the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Agreement and (y) all other fees otherwise due to the Administrative Agent and Lenders as of the First Amendment Effective Date.

SECTION 5. Delivery by Electronic Transmission. Delivery of an executed counterpart of a signature page to this Agreement in electronic format (including .pdf format) by electronic transmission shall be effective as delivery of an original executed counterpart of this Agreement.

SECTION 6. GOVERNING LAW. THIS AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE AND WHETHER AT LAW OR EQUITY) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY shall be governed by, and construed in accordance with, the laws of the STATE OF NEW YORK.

SECTION 7. Expenses. The Borrower shall pay on demand all reasonable, documented out-of-pocket expenses in any way relating to the enforcement or protection of the Administrative Agent’s rights under this Agreement, including any incurred during any “workout” or restructuring in respect of the Obligations and any incurred in the preservation, protection or enforcement of any rights of any guaranteed party in any proceeding under any Debtor Relief Laws. The obligations of the Borrower under this provision shall survive the payment in full of the Obligations and termination of the Loan Documents.

SECTION 8. No Waiver. Nothing contained herein shall constitute a waiver of, impair or otherwise affect any of the Obligations, Guaranteed Obligations or any other obligation of any party hereto.

SECTION 9. Survival of Representations and Warranties. All representations and warranties made in this Agreement or any other Loan Document shall survive the execution and delivery of this Agreement, and no investigation by the Administrative Agent or the Lenders shall affect the representations and warranties or the right of the Administrative Agent and the Lenders to rely upon them.

[Remainder of page intentionally left blank; signature pages follow]

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IN WITNESS WHEREOF, the parties have each caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

Borrowers:

BRUKER CORPORATION

By: /s/ GERALD N. HERMAN______

Name: Gerald N. Herman

Title: Executive Vice President and Chief Financial Officer

BRUKER FINANCE B.V.

By: /s/ ED JANSSENS__________

Name: Ed Janssens

Title: Director

By: /s/ PETER RIETMAN__________

Name: Peter Rietman

Title: Director

BRUKER INVEST AG

By: /s/ GERALD N. HERMAN______

Name: Gerald N. Herman

Title: Director

Guarantors:

BRUKER SCIENTIFIC LLC

[Signature Page to First Amendment to Amended and Restated Credit Agreement]

By: /s/ JASON FAESSLER

Name: Jason Faessler

Title: Manager

BRUKER BIOSPIN CORPORATION

By: /s/ PATRICK MINHORST

Name: Patrick Minhorst

Title: Treasurer

BRUKER AXS HOLDINGS, INC.

By: /s/ GERALD N. HERMAN______

Name: Gerald N. Herman

Title: Director

BRUKER NANO, INC.

By: /s/ GERALD N. HERMAN______

Name: Gerald N. Herman

Title: Treasurer

BRUKER SWITZERLAND AG

By: /s/ GERALD N. HERMAN______

Name: Gerald N. Herman

Title: Director

BRUKER AXS SE

By: /s/ PETER RIETMAN __

Name: Peter Rietman

Title: Director

[Signature Page to First Amendment to Amended and Restated Credit Agreement]

BRUKER-PHYSIK GMBH

By: /s/ PATRICK MINHORST

Name: Patrick Minhorst

Title: Managing Director

BRUKER DALTONIK SE

By: /s/ STEFAN RUGE ______

Name: Stefan Ruge

Title: Managing Director

BRUKER OPTIK HOLDING SE

By: /s/ MARC BEISEL____________ /s/ ANDREAS KAMLOWSKI_____

Name: Marc Beisel Name: Andreas Kamlowski

Title: Managing Director Title: Managing Director

BRUKER BIOSPIN HOLDING GMBH

By: /s/ PATRICK MINHORST

Name: Patrick Minhorst

Title: Managing Director

BRUKER NANO GMBH

By: /s/ THOMAS SCHUELEIN

Name: Thomas Schuelein

Title: Managing Director

BRUKER OPTICS GMBH & CO. KG

By: /s/ MARC BEISEL____________ /s/ ANDREAS KAMLOWSKI_____

Name: Marc Beisel Name: Andreas Kamlowski

Title: Managing Director Title: Managing Director

[Signature Page to First Amendment to Amended and Restated Credit Agreement]

BRUKER DALTONICS GMBH & CO. KG

By: /s/ STEFAN RUGE ______

Name: Stefan Ruge

Title: Managing Director

BRUKER BIOSPIN GMBH & CO. KG

By: /s/ PATRICK MINHORST

Name: Patrick Minhorst

Title: Director

BRUKER FRANCE S.A.S.

By: /s/ JASON FAESSLER

Name: Jason Faessler

Title: Statutory Director

BRUKER UK LIMITED

By: /s/ JASON FAESSLER

Name: Jason Faessler

Title: Director

BRUKER JAPAN K.K.

By: /s/ JASON FAESSLER

Name: Jason Faessler

Title: Director

BRUKER SCIENTIFIC INSTRUMENTS HONG KONG CO., LIMITED

By: /s/ JASON FAESSLER

Name: Jason Faessler

Title: Director

[Signature Page to First Amendment to Amended and Restated Credit Agreement]

BRUKER AXS LLC

By: /s/ GERALD N. HERMAN______

Name: Gerald N. Herman

Title: Manager

ELITECHGROUP INC.

By: /s/ TED JOHNSON _______

Name: Ted Johnson

Title: Director

ELITECH GROUP MDX LLC

By: /s/ TED JOHNSON _______

Name: Ted Johnson

Title: Manager

BRUKER EAS GMBH

By: /s/ BURKHARD PRAUSE

Name: Burkhard Prause

Title: Managing Director

ELITETECH GROUP SPA

By: /s/ STEFANO CURTI ______

Name: Stefano Curti

Title: Director

[Signature Page to First Amendment to Amended and Restated Credit Agreement]

BANK OF AMERICA, N.A., as Administrative

Agent

By: /s/ FELICIA BRINSON________

Name: Felicia Brinson

Title: Assistant Vice President

[Signature Page to First Amendment to Amended and Restated Credit Agreement]

BANK OF AMERICA, N.A., individually as a

Lender

By: /s/ KAREN YAP

Name: Karen Yap

Title: Senior Vice President

[Signature Page to First Amendment to Amended and Restated Credit Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION, individually as a Lender By: /s/ YINGHUA ZHANG Name: Yinghua Zhang Title: Managing Director

[Signature Page to First Amendment to Amended and Restated Credit Agreement]

DEUTSCHE BANK AG NEW YORK BRANCH, individually as a Lender By: /s/ MING K. CHU Name: Ming K. Chu Title: Director By: /s/ ALISON LUGO Name: Alison Lugo Title: Vice President

[Signature Page to First Amendment to Amended and Restated Credit Agreement]

CITIZENS BANK, N.A., individually as a Lender By: /s/ KAMRYN PAUL Name: Kamryn Paul Title: Senior Vice President

[Signature Page to First Amendment to Amended and Restated Credit Agreement]

TD BANK, N.A., individually as a Lender By: /s/ BERNADETTE COLLINS Name: Bernadette Collins Title: Authorized Signatory

[Signature Page to First Amendment to Amended and Restated Credit Agreement]

UBS SWITZERLAND AG, individually as a Lender By: /s/ ANDRÉ MAEDER Name: André Maeder Title: Associate Director By: /s/ URBAN RAMSEIER Name: Urban Ramseier Title: Director

[Signature Page to First Amendment to Amended and Restated Credit Agreement]

U.S. BANK NATIONAL ASSOCIATION, individually as a Lender By: /s/ AMBER KOENS Name: Amber Koens Title: Vice President

[Signature Page to First Amendment to Amended and Restated Credit Agreement]

JPMORGAN CHASE BANK, N.A.,

individually as a Lender

By: /s/ GREGORY MARTIN ____

Name: Gregory Martin

Title: Executive Director

[Signature Page to First Amendment to Amended and Restated Credit Agreement]

PNC BANK, NATIONAL ASSOCIATION, individually as a Lender

By: /s/ TERENCE J. O’MALLEY _

Name: Terence J. O’Malley

Title: SVP

[Signature Page to First Amendment to Amended and Restated Credit Agreement]

ING BANK N.V., DUBLIN BRANCH,

individually as a Lender

By: /s/ RORY FITZGERALD

Name: Rory Fitzgerald

Title: Director

By: /s/ SEAN HASSETT

Name: Sean Hassett

Title: Director

[Signature Page to First Amendment to Amended and Restated Credit Agreement]

Annex A

Updated Exhibit H (Form of Compliance Certificate)

[See attached]

EXHIBIT H

COMPLIANCE CERTIFICATE

Financial Statement Date: [●], 20[●]

TO: Bank of America, N.A., as Administrative Agent

RE: Amended and Restated Credit Agreement, dated as of January 18, 2024, by and among Bruker Corporation, a Delaware corporation (the “Company”), the Designated Borrowers, the Lenders and Bank of America, N.A., as Administrative Agent, Issuing Bank and Swing Line Lender (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”; capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement)

DATE: [●], 20[●]

The undersigned Responsible Officer1 hereby certifies as of the date hereof that [he/she] is the [_____________________] of the Company, and that, as such, [he/she] is authorized to execute and deliver this Certificate to the Administrative Agent on the behalf of the Company and the other Loan Parties, and that:

[Use following paragraph 1 for fiscal year-end financial statements]

1. The Company has delivered the year-end audited financial statements required by Section 5.01(a) of the Credit Agreement for the fiscal year of the Company ended as of the above date, together with the report and opinion of an independent certified public accountant required by such section.

[Use following paragraph 1 for fiscal quarter-end financial statements]

1. The Company has delivered the unaudited financial statements required by Section 5.01(b) of the Credit Agreement for the fiscal quarter of the Company ended as of the above date. Such consolidated financial statements fairly present in all material respects the financial condition and results of operations and cash flows of the Company and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP as at such date and for such period, subject only to normal year-end audit adjustments and the absence of footnotes.

2. The undersigned has reviewed and is familiar with the terms of the Credit Agreement and has made, or has caused to be made under [his/her] supervision, a detailed review of the transactions and condition (financial or otherwise) of the Company and its Subsidiaries during the accounting period covered by such financial statements.

1 This certificate should be from the chief executive officer, chief financial officer or treasurer of the Company.

3. A review of the activities of the Company and its Subsidiaries during such fiscal period has been made under the supervision of the undersigned with a view to determining whether during such fiscal period the Company and each of the other Loan Parties performed and observed all its obligations under the Loan Documents, and

[select one:]

[to the best knowledge of the undersigned, during such fiscal period each of the Loan Parties performed and observed each covenant and condition of the Loan Documents applicable to it, and no Default has occurred and is continuing.]

[--or—]

[to the best knowledge of the undersigned, the following covenants or conditions have not been performed or observed and the following is a list of each such Default and its nature and status:]

4. The representations and warranties of the Borrowers set forth in the Credit Agreement are true and correct in all material respects (or in all respects if qualified by material adverse change or other materiality qualifier) on and as of the date hereof, unless specifically stated to have been made on a previous date, in which case such representation and warranty shall be true and correct in all material respects (or in all respects if qualified by material adverse change or other materiality qualifier) as of such date.

5. The financial covenant analyses and information set forth on Schedule A attached hereto with respect to each of the financial covenants set forth in Section 6.10 of the Credit Agreement are true and accurate on and as of the date of this Compliance Certificate.

6. The financial covenant analyses and information set forth on Schedule B attached hereto with respect to each of the financial covenants under the 2019 Senior Note Purchase Agreement, the 2021 Senior Note Purchase Agreement, that certain Note Purchase Agreement dated as of February 1, 2024 between the Company and the purchasers named therein (as may be amended, restated, supplemented or otherwise modified from time to time), that certain Note Purchase Agreement dated as of February 8, 2024 between the Company and the purchasers named therein (as may be amended, restated, supplemented or otherwise modified from time to time), and any other note purchase agreement (or similar arrangement) evidencing the issuance of debt securities which constitute Material Indebtedness are true and accurate on and as of the date of this Compliance Certificate.

7. There has been no change to GAAP or the application thereof since the date financial statements referred to in Section 3.04 of the Credit Agreement, except as set forth on Schedule C attached hereto, which includes a description of the change, and specifies the effect of such change on the financial statements accompanying this Compliance Certificate.

8. [There has been no changes to the list of Material Domestic Subsidiaries and Material Foreign Subsidiaries since [the Effective Date/ the date of the most recently delivered certificate delivered pursuant to Section 5.01(c) of the Credit Agreement]] or [Attached hereto is a list of the Material Domestic Subsidiaries and Material Foreign Subsidiaries of the Company,

together with Consolidated EBITDA of and Consolidated Total Assets attributable to such Material Domestic Subsidiaries and Material Foreign Subsidiaries for the fiscal quarter ended as of the date above.]

Delivery of an executed counterpart of a signature page of this Compliance Certificate by fax transmission or other electronic mail transmission (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Compliance Certificate.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

BRUKER CORPORATION, as

the Company

By:

Name:

Title:

Schedule A

Financial Statement Date: [●], 20[●] (“Statement Date”)

[FORM TO BE AGREED UPON BETWEEN ADMINISTRATIVE AGENT AND COMPANY]

Schedule B

Financial Statement Date: [●], 20[●] (“Statement Date”)

[FORM TO BE AGREED UPON BETWEEN ADMINISTRATIVE AGENT AND COMPANY]

Schedule C

Changes to GAAP or the Application Thereof

[State “None” or describe change, specifying the effect of such change on the financial statements accompanying this Compliance Certificate]